UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 31, 2014

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                               20-8610073

(Commission File Number)                   (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

Dallas, TX                                        75287

(Address of principal executive offices)                             (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2014, the Board of Directors (the “Board”) of Blue Calypso, Inc. (the “Company”) appointed Andrew Levi, the Company’s Co-Chief Executive Officer and Chief Technology Officer, to the office of Chief Executive Officer. In addition, effective December 31, 2014, William Ogle, stepped down from the office of Co-Chief Executive Officer, but will remain as Chairman of the Board. Mr. Ogle shall be entitled to receive continued payment of his current base salary through September 30, 2014. In addition, Mr. Ogle’s restricted stock grant and outstanding stock options shall continue to vest through April 30, 2016. He shall also be permitted to exercise such options through December 31, 2017.

Mr. Levi, 48, founded Blue Calypso Holdings, Inc., now a wholly owned subsidiary of the Company, in September 2009. Since June 2012, he has served as the Company’s Chief Technology Officer. He previously served as the Company’s Chairman and Chief Executive Officer. He has also served as a member of the Company’s Board of Directors since September 2011. From November 1991 until June 2012, Mr. Levi served as the founder, president and chief executive officer of Aztec Systems, Inc., a Dallas-based provider of mid-market ERP, managed services and related technology solutions. Mr. Levi has been named to SmartPartner Magazine’s list of “50 Smartest People” in the technology industry and to D Magazine’s “Top Entrepreneurs under 40.” Mr. Levi has been involved in numerous business and association ventures in the technology industry such as Boardroom Software, Inc., Critical Devices, Inc., Aztec Business Solutions, L.L.P., REES Associates, the board of the International Association of Microsoft Certified Partners (IAMCP) and the Information Technology Solution Provider Alliance (ITSPA). Mr. Levi is an active angel investor, is currently on the board of the Dallas chapter of Young Presidents Organization (YPO) and holds a Bachelor of Science degree in finance from Florida State University in addition to numerous technical certifications and ten United States patents.

Item 8.01

Other Events.

On January 6, 2015, the Company issued a press release announcing the appointment of Mr. Levi to the office of Chief Executive Officer, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release dated January 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  January 6, 2015

By: /s/ Andrew Levi

       Andrew Levi

Chief Executive Officer

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